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SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 20, 2002

CONSOLIDATED CONTAINER COMPANY LLC
(Exact name of registrant specified in its charter)

Delaware (State or other Jurisdiction of Incorporation)	333-88157 (Commission File Number)	75-2825338 (I.R.S. Employer Identification No.)
3101 Towercreek Parkway, Suite 300 Atlanta, GA (Address of principal executive offices)	30339 (Zip Code)

Registrant's telephone number, including area code: (678) 742-4600

ITEM 5.    OTHER EVENTS

        On December 20, 2002, Consolidated Container Company LLC entered into an amendment to its existing credit agreement with its bank lenders. The amendment, among other things, delays the repayment of certain term loan principal from December 31, 2002, to January 7, 2003, extends the maturity date of a revolving loan facility from January 5, 2003, to January 7, 2003, and waives compliance with certain financial covenants through January 7, 2003. Attached hereto as Exhibit 10.1 is the amendment to the credit agreement.

ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS.

  (a)
  Not Applicable.

  (b)
  Not Applicable.

  (c)
  Exhibits.

        The exhibit listed below and in the accompanying Exhibit Index is filed as part of this Current Report on Form 8-K.

EXHIBIT NO.	TITLE
10.1	Sixth Amendment and Waiver to the Credit Agreement, dated as of December 20, 2002, by and among Consolidated Container Company LLC, Bankers Trust Company as Agent, and several financial institutions parties to the credit agreement.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONSOLIDATED CONTAINER COMPANY LLC
By:	/s/ Tyler L. Woolson
Name: Tyler L. Woolson
Title: Chief Financial Officer

Date: December 31, 2002

EXHIBIT INDEX

Exhibit No.	Description
10.1	Sixth Amendment and Waiver to the Credit Agreement, dated as of December 20, 2002, by and among Consolidated Container Company LLC, Bankers Trust Company as Agent, and several financial institutions parties to the credit agreement.

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  ITEM 5. OTHER EVENTS
  ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS.
EXHIBIT INDEX